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                 AIM SELECT BASIC VALUE FUND - CLASS A, B AND C

                          Supplement dated May 8, 2006
                    to the Prospectus dated February 28, 2006
                         as supplemented April 21, 2006

Reference is made to the "SHAREHOLDER INFORMATION - REDEEMING SHARES - Permitted Exchanges" section of the above referenced prospectus.

Class B1 Shares of AIM Floating Rate Fund may be exchanged for Class A, Class A3, Investor Class or AIM Cash Reserve Shares. Exceptions are: (1) Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund are currently closed to new investors and (2) Investor Class Shares are currently offered to new investors only on a limited basis (see "SHAREHOLDER INFORMATION - PURCHASING SHARES - Grandfathered Investors" section of the above referenced prospectuses). You will not pay a sales charge, contingent deferred sales charge or other sales charge when exchanging such Class B1 shares.

Class B1 Shares of AIM Floating Rate Fund may not be exchanged for Class B, Class C, Class P, Class R or Institutional Class Shares.